UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2015

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Compensatory Arrangements of Certain Officers.

On February 26, 2015, the stockholders of the Company approved the Amended and Restated 2006 Omnibus Long-Term Incentive Plan (the “Amended and Restated Plan”) at the annual meeting of stockholders in accordance with the recommendation of the Company’s Board of Directors.  The Plan provides for awards of stock options, stock appreciation rights, restricted stock, stock units, dividend equivalent rights and cash awards to eligible employees, officers, directors, consultants and advisors, including the Company’s principal executive officer, principal financial officer and named executive officers.  The Amended and Restated Plan increased the number of shares of common stock available to a total of 13,000,000 shares of common stock, which is a 3,000,000 increase from the 10,000,000 shares of common stock previously available for issuance under the 2006 Omnibus Long-Term Incentive Plan.  The Amended and Restated Plan expires automatically on January 9, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 26, 2015 the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”), pursuant to notice duly given.  The matters voted upon at the Annual Meeting and the final voting results are as follows:

1.              Election of Directors.

Director Nominees	Votes For	Votes Withheld	Broker Non- Votes

Patrick W. Gross	21,063,553	673,959	4,104,067

Beatriz V. Infante	21,438,301	299,211	4,104,067

Each director nominee was duly elected to serve until the Annual Meeting of Stockholders in 2018 or until the director’s successor has been duly elected and qualified.

2.              Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2015.

Votes For	25,536,562

Votes Against	273,059

Abstentions	31,958

Broker Non-Votes	0

Stockholders ratified the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2015.

3.              Approval of an Advisory Resolution on Executive Compensation.

Votes For	21,387,662

Votes Against	322,493

Abstentions	27,357

Broker Non-Votes	4,104,067

Stockholders approved the advisory resolution on executive compensation.

4.              Approval of an amendment and restatement of the 2006 Omnibus Long-Term Incentive Plan to increase the authorized number of shares and to make certain other changes.

Votes For	16,800,167

Votes Against	4,428,893

Abstentions	508,452

Broker Non-Votes	4,104,067

Stockholders approved the amendment and restatement of the 2006 Omnibus Long-Term Incentive Plan to increase the authorized number of shares and to make certain other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 27, 2015	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary